Exhibit 99.1

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of the 10th day of January, 2012 (the “Effective Date”), by and among AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP, a Maryland limited partnership (“Borrower”), AMERICAN CAMPUS COMMUNITIES, INC., a Maryland corporation (“Parent Guarantor”), THE OTHER ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (the “Subsidiary Guarantors”; the Parent Guarantor and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, the Guarantors then parties thereto, Administrative Agent and the Lenders then parties thereto entered into that certain Third Amended and Restated Credit Agreement dated as of May 20, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower, Administrative Agent and the Lenders desire to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2. Modification of the Credit Agreement. Borrower, the Lenders and Administrative Agent do hereby modify and amend the Credit Agreement as follows:

(a) By deleting in its entirety the definition of “Applicable Margin” contained in Section 1.01 of the Credit Agreement.

(b) By deleting in its entirety the definition of “Base Rate Advance” contained in Section 1.01 of the Credit Agreement, and inserting the following new definition in lieu thereof:

““Base Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(i)(A) with respect to any Term Advance, and as provided in Section 2.07(a)(ii)(A) with respect to any Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance.”

(c) By amending the definition of “Credit Rating” contained in Section 1.01 of the Credit Agreement by adding the following to the end of the first sentence:

“provided, however, in the event that rating of Parent Guarantor’s long-term senior unsecured non-credit enhanced debt is not available, then the Credit Rating shall be based on Parent Guarantor’s then corporate debt rating.”

(d) By deleting in its entirety the definition of “Credit Rating Level” contained in Section 1.01 of the Credit Agreement, and inserting the following new definition in lieu thereof:

““Credit Rating Level” means one of the following five pricing levels, as applicable:

“Credit Rating Level 1” means the Credit Rating Level which would be applicable for so long as the Credit Rating is greater than or equal to A- by S&P or A3 by Moody’s;

“Credit Rating Level 2” means the Credit Rating Level which would be applicable for so long as the Credit Rating is greater than or equal to BBB+ by S&P or Baa1 by Moody’s and Credit Rating Level 1 is not applicable;

“Credit Rating Level 3” means the Credit Rating Level which would be applicable for so long as the Credit Rating is greater than or equal to BBB by S&P or Baa2 by Moody’s and Credit Rating Levels 1 and 2 are not applicable;

“Credit Rating Level 4” means the Credit Rating Level which would be applicable for so long as the Credit Rating is greater than or equal to BBB- by S&P or Baa3 by Moody’s and Credit Rating Levels 1, 2 and 3 are not applicable; and

“Credit Rating Level 5” means the Credit Rating Level which would be applicable for so long as the Credit Rating is less than BBB- by S&P or Baa3 by Moody’s or there is no Credit Rating.”

(e) By deleting in its entirety the definition of “Eurodollar Rate Advance” contained in Section 1.01 of the Credit Agreement, and inserting the following new definition in lieu thereof:

““Eurodollar Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(i)(B) with respect to any Term Advance, and as provided in Section 2.07(a)(ii)(B) with respect to any Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance.”

(f) By deleting in its entirety the definition of “Fee Letter” contained in Section 1.01 of the Credit Agreement, and inserting the following new definition in lieu thereof:

““Fee Letter” means the fee letter dated November 11, 2011, between the Borrower, KeyBank and the Arrangers as the same may be amended from time to time.”

(g) By deleting in its entirety the definition of “Revolving Credit Termination Date” contained in Section 1.01 of the Credit Agreement, and inserting the following new definition in lieu thereof:

““Revolving Credit Termination Date” means the earlier of (a) January 10, 2016, as such date may be extended as provided in Section 2.18, and (b) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Commitment pursuant to Section 2.05 or 6.01.”

(h) By deleting in its entirety the definition of “Term Termination Date” contained in Section 1.01 of the Credit Agreement, and inserting the following new definition in lieu thereof:

“Term Termination Date” means the earlier of (a) January 10, 2017, and (b) the date the Term Advances are declared due pursuant to Section 6.01.”

(i) By deleting in its entirety the definition of “Term Extension Request” contained in Section 1.01 of the Credit Agreement.

(j) By deleting in its entirety the definition of “Unused Fee” contained in Section 1.01 of the Credit Agreement.

(k) By inserting the following definitions in Section 1.01 of the Credit Agreement, in the appropriate alphabetical order:

““Revolving Credit Loan Applicable Margin” means, as of any date of determination, a percentage per annum determined by reference to the Credit Rating Level as set forth below:

Credit Rating Level	Applicable Margin for Base Rate Advances	Applicable Margin for Eurodollar Rate Advances
Credit Rating Level 1	0.00%	1.00%
Credit Rating Level 2	0.05%	1.05%
Credit Rating Level 3	0.25%	1.25%
Credit Rating Level 4	0.45%	1.45%
Credit Rating Level 5	0.85%	1.85%

The Revolving Credit Applicable Margin for each Base Rate Advance that is a Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance shall be determined by reference to the Credit Rating Level in effect from time to time, and the Revolving Credit Applicable Margin for any Interest Period for all Eurodollar Rate Advances that are a Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance comprising part of the same Borrowing shall be determined by reference to the Credit Rating Level in effect on the first day of such Interest Period; provided, however that no change in the Revolving Credit Applicable Margin resulting from the application of the Credit Rating Levels or a change in the Credit Rating Level shall be effective until three Business Days after the date on which the Administrative Agent receives written notice of the application of the Credit Rating Levels or a change in such Credit Rating Level.”

““Term Loan Applicable Margin” means, as of any date of determination, a percentage per annum determined by reference to the Credit Rating Level as set forth below:

Credit Rating Level	Term Loan Applicable Margin for Base Rate Advances	Term Loan Applicable Margin for Eurodollar Rate Advances
Credit Rating Level 1	0.05%	1.05%
Credit Rating Level 2	0.15%	1.15%
Credit Rating Level 3	0.40%	1.40%
Credit Rating Level 4	0.65%	1.65%
Credit Rating Level 5	1.15%	2.15%

The Term Loan Applicable Margin for each Base Rate Advance that is a Term Advance shall be determined by reference to the Credit Rating Level in effect from time to time, and the Term Loan Applicable Margin for any Interest Period for all Eurodollar Rate Advances that are a Term Advance comprising part of the same Borrowing shall be determined by reference to the Credit Rating Level in effect on the first day of such Interest Period; provided, however that no change in the Term Loan Applicable Margin resulting from the application of the Credit Rating Levels or a change in the Credit Rating Level shall be effective until three Business Days after the date on which the Administrative Agent receives written notice of the application of the Credit Rating Levels or a change in such Credit Rating Level.”

(l) By deleting in its entirety Section 2.07(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

(i) Term Advance.

(A) Base Rate Advances. During such periods as such Term Advance is a Base Rate Advance, a rate per annum equal at all times to the greater of (i) the sum of (A) the Base Rate in effect from time to time plus (B) the Term Loan Applicable Margin in effect from time to time, and (ii) the then applicable Eurodollar Rate for one month interest periods plus the Term Loan Applicable Margin for Eurodollar Rate Advances, payable in arrears on the first day of each month and on the date such Base Rate Advance shall be Converted or paid in full.

(B) Eurodollar Rate Advances. During such periods as such Term Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Term Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Term Advance plus (B) the Term Loan Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full; provided however, that in the event that the Interest Period for a Term Advance shall be for a period of six months, then interest with respect to such Term Advance shall also be payable in arrears on the three month anniversary of the commencement of such Interest Period.

(ii) Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance.

(A) Base Rate Advances. During such periods as any Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance is a Base Rate Advance, a rate per annum equal at all times to the greater of (i) the sum of (A) the Base Rate in effect from time to time plus (B) the Revolving Credit Applicable Margin in effect from time to time, and (ii) the then applicable Eurodollar Rate for one month interest periods plus the Revolving Credit Applicable Margin for Eurodollar Rate Advances, payable in arrears on the first day of each month and on the date such Base Rate Advance shall be Converted or paid in full.

(B) Eurodollar Rate Advances. During such periods as any Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance to the sum of (A) the Eurodollar Rate for such Interest Period for plus (B) the Revolving Credit Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full; provided however, that in the event that the Interest Period for a Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance shall be for a period of six months, then interest with respect to such Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance shall also be payable in arrears on the three month anniversary of the commencement of such Interest Period.”

(m) By deleting in its entirety Section 2.08(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a) Facility Fee. The Borrower shall pay to the Administrative Agent for the account of the Revolving Credit Lenders a facility fee (the “Facility Fee”) from January 10, 2012 in the case of each Revolving Credit Lender then a party thereto and from the effective date specified in the Assignment and Acceptance Agreement pursuant to which it became a Revolving Credit Lender in the case of each other Revolving Credit Lender until the Revolving Credit Termination Date, payable in arrears on the last day of each September, December, March and June, and on the Revolving Credit Termination Date. The Facility Fee payable to the account of each Revolving Credit Lender shall be calculated daily for each period for which the Facility Fee is payable on the Revolving Credit Facility during such period at the rate per annum set forth below:

Credit Rating Level	Facility Fee Rate
Credit Rating Level 1	0.15%
Credit Rating Level 2	0.20%
Credit Rating Level 3	0.25%
Credit Rating Level 4	0.30%
Credit Rating Level 5	0.40%

The Facility Fee shall be determined by reference to the Credit Rating Level in effect from time to time; provided, however, that no change in the Facility Fee rate resulting from a change in the Credit Rating Level shall be effective until three (3) Business Days after the date on which the Administrative Agent receives written notice of a change in such Credit Rating Level.”

(n) By deleting in its entirety Section 2.16 of the Credit Agreement, and inserting in lieu thereof the following:

“SECTION 2.16. Increase in the Aggregate Revolving Credit Commitments and Term Commitments.

(a) The Borrower may, at any time, by written notice to the Administrative Agent, request an increase in the aggregate amount of the Revolving Credit Commitments and/or the Term Commitments by not less than $10,000,000 nor more than $100,000,000 in the aggregate (which, assuming no previous reduction in the Revolving Credit Commitments, would result in a maximum aggregate of Revolving Credit Commitments and Term Commitments of $900,000,000.00) (each such proposed increase, a “Commitment Increase”) to be effective as of a date (the “Increase Date”) as specified in the related notice to the Administrative Agent, which Commitment Increase may be allocated (1) to the then existing Revolving Credit Commitments, (2) as a new revolving tranche having the same terms as the then existing Revolving Credit Commitments, or (3) to the then existing Term Commitment having the same terms as the existing Term Commitments, (4) any combination thereof satisfactory to Administrative Agent and existing or additional Revolving Credit Lenders and Term Lenders, as applicable, providing such additional Revolving Credit Commitments or Term Commitments; provided, however, that (i) in no event shall the aggregate amount of the Revolving Credit Commitments and Term Commitments at any time exceed $900,000,000, and (ii) on the date of any request by the Borrower for a Commitment Increase and on the related Increase Date, the applicable conditions set forth in Article III shall be satisfied.

(b) The Administrative Agent shall promptly notify the Revolving Credit Lenders and Term Lenders of each request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Revolving Credit Lenders or Term Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the “Commitment Date”). Each Revolving Credit Lender or Term Lenders that is willing to participate in such requested Commitment Increase (each an “Increasing Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Revolving Credit Commitment or Term Commitment, as applicable. If the Revolving Credit Lenders or Term Lenders notify the Administrative Agent that they are willing to increase the amount of their respective Revolving Credit Commitments or Term Commitments, as applicable, by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated among the Revolving Credit Lenders willing to participate therein in such amounts as are agreed between the Borrower and the Administrative Agent.

(c) Promptly following each Commitment Date, the Administrative Agent shall notify the Borrower as to the amount, if any, by which the Revolving Credit Lenders or Term Lenders, as applicable, are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Revolving Credit Lenders or Term Lenders, as applicable, are willing to participate in such requested Commitment Increase on such Commitment Date is less than the requested Commitment Increase, then the Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Revolving Credit Lenders or Term Lenders, as applicable, as of such Commitment Date; provided, however, that the Revolving Credit Commitment or Term Commitment of each such Eligible Assignee shall be in an amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof unless otherwise agreed by Borrower and Administrative Agent.

(d) On each Increase Date, each Eligible Assignee that accepts an offer to participate in the requested Commitment Increase in accordance with Section 2.16(c) (an “Assuming Lender”) shall become a Revolving Credit Lender or Term Lender, as applicable, party to this Agreement as of such Increase Date and the Revolving Credit Commitment or Term Commitment, as applicable, of each Increasing Lender for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Revolving Credit Lender or Term Lender pursuant to the last sentence of Section 2.16(b)) as of such Increase Date; provided, however that the Administrative Agent shall have received on or before such Increase Date the following, each dated such date:

(i) an assumption agreement from each Assuming Lender, if any, in form and substance satisfactory to the Borrower and the Administrative Agent (each an “Assumption Agreement”), duly executed by such Assuming Lender, the Administrative Agent and the Borrower; and

(ii) confirmation from each Increasing Lender of the increase in the amount of its Revolving Credit Commitment or Term Commitment, as applicable, in a writing satisfactory to the Borrower and the Administrative Agent.

On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.16(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) and the Borrower, on or before 1:00 P.M. (New York City time), by telecopier or telex, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date.

(e) As a condition to the effectiveness of any increase in the aggregate Revolving Credit Commitments or Term Commitments pursuant to this Section 2.16, the Borrower shall pay (i) to the Administrative Agent and Arrangers such fees as required by the Fee Letter, and (ii) to each Increasing Lender or Assuming Lender, as applicable, such fees as they may require in connection therewith, which fees shall, when paid, be fully earned and non-refundable under any circumstances.

(f) As a condition to the effectiveness of any increase in the aggregate Revolving Credit Commitments or Term Commitments pursuant to this Section 2.16, the Borrower and the Guarantors shall execute and deliver to the Administrative Agent and the Lenders such additional documents, instruments, certifications and opinions as the Agent may reasonably require in its sole and absolute discretion (including, without limitation, in the case of the Borrower, a Borrowing Base Certificate, demonstrating compliance with all covenants, representations and warranties set forth in the Loan Documents after giving effect to the increase) and the Borrower shall pay the cost of any and all intangible taxes or other documentary or mortgage taxes, assessments or charges or any similar fees, taxes or expenses which are required to be paid in connection with such increase.

(g) On any Increase Date (i) if such increase is to the Term Commitment, the amount set forth in the Increase Notice shall become part of the Term Commitment and shall be funded by the Term Lenders or the Lenders acquiring such Term Commitment to the Administrative Agent for disbursement to the Borrower, and (ii) if such increase is to the Revolving Credit Commitment, the outstanding principal balance of the Revolving Credit Advances shall be reallocated among the Revolving Credit Lenders such that after the applicable Increase Date the outstanding principal amount of Revolving Credit Advances owed to each Revolving Credit Lender shall be equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage (as in effect after the applicable Increase Date) of the outstanding principal amount of all Revolving Credit Advances. The participation interests of the Revolving Credit Lenders in Swing Line Facility and Letter of Credit Facility shall be similarly adjusted. On any Increase Date those Revolving Credit Lenders whose Revolving Credit Commitment Percentage is increasing shall advance the funds to the Administrative Agent and the funds so advanced shall be distributed among the Revolving Credit Lenders whose Revolving Credit Commitment Percentage is decreasing as necessary to accomplish the required reallocation of the outstanding Revolving Credit Advances. The funds so advanced shall be Base Rate Advances or Eurodollar Rate Advances, as the case may be, among all Revolving Credit Lenders based on their Revolving Credit Commitment Percentages.”

(o) By deleting “May 20, 2015” from the first sentence of Section 2.18(a) of the Credit Agreement, and inserting in lieu thereof “January 10, 2017”.

(p) By deleting “one-fourth of one percent (0.25%)” from the fourth and fifth lines of Section 2.18(a)(ii)(A) of the Credit Agreement, and inserting in lieu thereof “one-fifth of one percent (0.20%)”.

(q) By deleting in its entirety Section 2.18(b) of the Credit Agreement.

(r) By deleting in its entirety Section 5.04(f) of the Credit Agreement, and inserting in lieu thereof the following:

“(f) Maximum Secured Debt: Maintain at all times a ratio of Secured Debt to Consolidated Total Asset Value of not greater than 40%.”

(s) By deleting in its entirety Schedule I of the Credit Agreement, and inserting in lieu thereof Schedule I – Commitments and Applicable Lending Offices attached hereto.

3. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

4. Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein or in any other documents delivered in connection herewith, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment and any other documents in connection therewith do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or Guarantors’ obligations under the Loan Documents.

5. Representations and Warranties. Borrower and Guarantors represent and warrant to Administrative Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, the Borrower or any of the Guarantors or any of their respective properties or to which the Borrower or any of the Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any of the Guarantors, other than the liens and encumbrances created by the Loan Documents.

(b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

6. No Default. By execution hereof, the Borrower and Guarantors certify that Borrower and each of the Guarantors is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

7. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Administrative Agent or any Lender Party, or any past or present officers, agents or employees of Administrative Agent or any Lender Party, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

8. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

9. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the Effective Date upon (a) the execution and delivery of this Amendment by Borrower, Guarantors, Administrative Agent and the Lenders, and (b) the Borrower shall have paid all fees that are due and payable pursuant to that certain fee letter dated November 11, 2011, between the Borrower, KeyBank and the Arrangers as the same may be amended from time to time. Additionally, the Borrower will pay the reasonable fees and expenses of Administrative Agent in connection with this Amendment.

10. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

11. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12. MISCELLANEOUS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	AMERICAN CAMPUS COMMUNITIES
HOLDINGS LLC, its general partner

By:	AMERICAN CAMPUS COMMUNITIES, INC., its sole member

By:
Name:	Greg A. Dowell
Title:	Senior Executive Vice President and Chief Operating Officer

[Signatures Continued on Next Page]

GUARANTORS:

AMERICAN CAMPUS COMMUNITIES, INC.

By:
Name:	Greg A. Dowell
Title:	Senior Executive Vice President and Chief Operating Officer

SHP-THE VILLAGE AT BLACKSBURG, LLC

By:
Name:	Greg A. Dowell
Title:	Vice President

SHP-THE CALLAWAY HOUSE, L.P.

By:	SHP-THE CALLAWAY HOUSE GP, LLC, its general partner

By:
Name:	Greg A. Dowell
Title:	Vice President

SHP-THE VILLAGE AT ALAFAYA CLUB LLC

By:
Name:	Greg A. Dowell
Title:	Vice President

SHP-THE VILLAGE AT SCIENCE DRIVE LLC

By:
Name:	Greg A. Dowell
Title:	Vice President

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ACT-VILLAGE AT TEMPLE, LLC

By:
Name: Greg A. Dowell
Title: Vice President

ACC OP UC I-TALLAHASSEE LLC

By:
Name: Greg A. Dowell
Title: Vice President

ACC OP SWEET HOME LLC

By:
Name: Greg A. Dowell
Title: Vice President

ACC OP (VILLAGE AT NEWARK) LLC

By:
Name: Greg A. Dowell
Title: Vice President

ACC OP (CALLAWAY VILLAS) LP

By:	ACC OP (CALLAWAY VILLAS) GP LLC, its general partner

By:
Name: Greg A. Dowell
Title: Vice President

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ACC OP (ASU SCRC) LLC

By:
Name:	Greg A. Dowell
Title:	Vice President

PEGASUS CONNECTION ASSOCIATES, LLC

By:
Name:	Greg A. Dowell
Title:	Vice President

ACC OP (GAINESVILLE IV) LLC

By:
Name:	Greg A. Dowell
Title:	Vice President

VAIRO BOULEVARD ASSOCIATES, LP

By:	VAIRO BOULEVARD ASSOCIATES INTERMEDIATE, LLC, its general partner

By:
Name: Greg A. Dowell
Title: Vice President

W9/JP-M REAL ESTATE LIMITED PARTNERSHIP

By:	NITTANY CROSSING INTERMEDIATE, LLC, its general partner

By:
Name: Greg A. Dowell
Title: Vice President

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WHGMH REALTY, L.P.

By:	STATE COLLEGE INTERMEDIATE, LLC, its general partner

By:
	Name:	Greg A. Dowell
	Title:	Vice President

ACC OP (26 WEST) LLC

By:
Name:	Greg A. Dowell
Title:	Vice President

ACC OP (ASU BHC) LLC

By:
Name:	Greg A. Dowell
Title:	Vice President

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LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent, Swing Line Bank and Issuing Bank

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

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COMPASS BANK, an Alabama state banking corporation

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

REGIONS BANK

By:
Name:
Title:

CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:
Title:

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender/ Initial Issuing Bank	Revolving Credit Commitment	Letter of Credit Commitment	Swing Line Commitment	Revolving Credit Commitment Percentage	Term Commitment	Term Commitment Percentage	Total Commitment	Commitment Percentage	Domestic Lending Office	Eurodollar Lending Office
KeyBank National Association	$50,192,309	$35,000,000	$35,000,000	11.2%	$37,307,691	10.7%	$87,500,000	10.9%	127 Public Square Cleveland, OH 44114-1306 Attn: John Scott Tel. 216-689-5986 Fax: 216-689-4997 Email: john_c_scott@keybank.com	127 Public Square Cleveland, OH 44114-1306 Attn: John Scott Tel. 216-689-5986 Fax: 216-689-4997 E-mail: john_c_scott@keybank.com
JPMorgan Chase Bank, N.A.	$50,192,309			11.2%	$37,307,691	10.7%	$87,500,000	10.9%	10 South Dearborn, Floor 7 Chicago, Illinois 60603-2003 Attn. Yvonne E. Dixon Tel: 312-385-7030 Fax: 312-385-7101 Email: yvonne.e.dixon@jpmchase.com	10 South Dearborn, Floor 7 Chicago, Illinois 60603-2003 Attn. Yvonne E. Dixon Tel: 312-385-7030 Fax: 312-385-7101 Email: yvonne.e.dixon@jpmchase.com
Bank of America, N.A.	$48,461,538			10.8%	$36,538,462	10.4%	$85,000,000	10.6%	700 Louisiana Street, 5th FL Houston, TX 77002 Attn: Cyndie Fisher Tel: 713-247-7711 Fax: 713-247-6124 Email: cyndie.fisher@baml.com	700 Louisiana Street, 5th FL Houston, TX 77002 Attn: Cyndie Fisher Tel: 713-247-7711 Fax: 713-247-6124 Email: cyndie.fisher@baml.com
Deutsche Bank Trust Company Americas	$48,461,538			10.8%	$36,538,462	10.4%	$85,000,000	10.6%	90 Hudson Street Mail Stop: JCY05-0199 Jersey City, NJ 07302 Attn: Deal Administration	90 Hudson Street Mail Stop: JCY05-0199 Jersey City, NJ 07302 Attn: Deal Administration
U.S. Bank National Association	$48,461,538			10.8%	$36,538,462	10.4%	$85,000,000	10.6%	14241 Dallas Parkway, Ste 490 Dallas, Texas 75254 Attn: Gregory N. Kaye Tel: 972-458-4503 Fax: 972-386-8370 Email: gregory.kaye@usbank.com	14241 Dallas Parkway, Ste 490 Dallas, Texas 75254 Attn: Gregory N. Kaye Tel: 972-458-4503 Fax: 972-386-8370 Email: gregory.kaye@usbank.com

Name of Initial Lender/ Initial Issuing Bank	Revolving Credit Commitment	Letter of Credit Commitment	Swing Line Commitment	Revolving Credit Commitment Percentage	Term Commitment	Term Commitment Percentage	Total Commitment	Commitment Percentage	Domestic Lending Office	Eurodollar Lending Office
Compass Bank	$48,461,538			10.8%	$36,538,462	10.4%	$85,000,000	10.6%	1703 West 5th Street, Suite 500 Austin, TX 78703 Attn: Brian Tuerff Tel: 512-421-5716 Fax: 512-480-0431 Email: Brian.Tuerff@bbvacompass.com	1703 West 5th Street, Suite 500 Austin, TX 78703 Attn: Brian Tuerff Tel: 512-421-5716 Fax: 512-480-0431 Email: Brian.Tuerff@bbvacompass.com
PNC Bank, National Association	$48,461,538			10.8%	$36,538,462	10.4%	$85,000,000	10.6%	One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222 Attn: James Colella Tel: 412-762-2260 Fax: 412-762-6500 Email: james.colella@pnc.com	One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222 Attn: James Colella Tel: 412-762-2260 Fax: 412-762-6500 Email: james.colella@pnc.com
Wells Fargo Bank, National Association	$48,461,538			10.8%	$36,538,462	10.4%	$85,000,000	10.6%	111 Congress Avenue, Suite 530 Austin, TX 78701 Attn: Chris Garza Tel: 512-344-6806 Fax: 512-344-6818 Email: chris.m.garza@wellsfargo.com	111 Congress Avenue, Suite 530 Austin, TX 78701 Attn: Chris Garza Tel: 512-344-6806 Fax: 512-344-6818 Email: chris.m.garza@wellsfargo.com
Regions Bank	$34,615,385			7.7%	$30,384,615	8.7%	$65,000,000	8.1%	16600 North Dallas Parkway Dallas, TX 75248 Attn: Michael Mellott Tel: 972-738-5003 Fax: 972-738-5028 Email: michael.mellott@regions.com	16600 North Dallas Parkway Dallas, TX 75248 Attn: Michael Mellott Tel: 972-738-5003 Fax: 972-738-5028 Email: michael.mellott@regions.com
Capital One, National Association	$24,230,769			5.4%	$25,769,231	7.4%	$50,000,000	6.3%	901 South Mopac, Plaza One Suite 500 Austin, TX 78746 Attn: Jason Reeves Tel: 512-314-2452 Fax: 512-314-2470 Email: jason.reeves@capitalonebank.com	901 South Mopac, Plaza One Suite 500 Austin, TX 78746 Attn: Jason Reeves Tel: 512-314-2452 Fax: 512-314-2470 Email: jason.reeves@capitalonebank.com
Total	$450,000,00	$35,000,000	$35,000,000		$350,000,000		$800,000,000